                                                                                                 EXHIBIT 24

                                               EDISON INTERNATIONAL

                                                POWER OF ATTORNEY

                  The undersigned, Edison International, a California corporation, and certain of its officers and/or directors, pursuant to the resolution entitled "Equity Compensation Plan" adopted February 19, 1998, by
Edison International's Board of Directors (the "Resolution") approving the Edison International Equity
Compensation Plan (the "Plan"), without in any way limiting the authority conferred in the Resolution, do each hereby constitute and appoint BRYANT C. DANNER, THEODORE F. CRAVER, JR., BEVERLY P. RYDER, KENNETH S. STEWART,
MARY C. SIMPSON, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, BONITA J. SMITH, and DOUGLAS G. GREEN, or any one of them, to act severally as attorney-in-fact, to execute, sign, file or cause to be filed, at one time or from time to time, one or more Registration Statements on Form S-8 or other appropriate form and any and all exhibits, amendments and/or supplements thereto to be filed with the Securities and Exchange Commission under the
Securities Act of 1933, as amended, for the purpose of registering a number of shares of Common Stock not to exceed the aggregate maximum number of shares of Common Stock of said corporation authorized to be offered or awarded pursuant to the Plan, granting unto said attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of the 21st day of May, 2004.

                                                 EDISON INTERNATIONAL

                                                 By:   /s/ JOHN E. BRYSON
                                                       -----------------------------------
                                                       JOHN E. BRYSON
                                                       Chairman of the Board, President
                                                       and Chief Executive Officer

Attest:

/S/ BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Vice President and Secretary

                                               EDISON INTERNATIONAL

                                                 POWER OF ATTORNEY

Principal Executive Officer and Director:

/s/ John E. Bryson
----------------------------
John E. Bryson                                                    Chairman of the Board,
                                                                  President, Chief Executive
                                                                  Officer and Director

Principal Financial Officer:

/s/ Theodore F. Craver, Jr.
----------------------------
Theodore F. Craver, Jr.                                           Executive Vice President,
                                                                  Chief Financial Officer and
                                                                  Treasurer

Controller and Principal Accounting Officer:

/s/ Thomas M. Noonan
----------------------------
Thomas M. Noonan                                          Vice President and Controller

Additional Directors:

/s/ France A. Cordova                  Director               /s/ James A. Rosser                 Director
--------------------------------------                        -----------------------------------
France A. Cordova                                             James M. Rosser

/s/ Bradford M. Freeman                Director               /s/ Richard T. Schlosberg, III      Director
--------------------------------------                        -----------------------------------
Bradford M. Freeman                                           Richard T. Schlosberg, III

/s/ Bruce Karatz                       Director               /s/ Robert H. Smith                 Director
--------------------------------------                        -----------------------------------
Bruce Karatz                                                  Robert H. Smith

/s/ Luis G. Nogales                    Director               /s/ Thomas C. Sutton                Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Thomas C. Sutton

/s/ Ronald L. Olson                   Director
--------------------------------------
Ronald L. Olson